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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Corgenix Medical Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF CORGENIX MEDICAL CORPORATION
To be held May 20, 2008

TO THE SHAREHOLDERS OF
CORGENIX MEDICAL CORPORATION:

        Notice is hereby given that an annual meeting ("the Annual Meeting") of shareholders of Corgenix Medical Corporation ("Corgenix" or the "Company") will be held at our corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado, 80020, on Tuesday, May 20, 2008 at 9:00 a.m. Mountain Time for the following purposes:

  1.
  To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified;

  2.
  To amend our Articles of Incorporation to increase the number of shares of common stock that we are authorized to issue from 100,000,000 to 200,000,000;

  3.
  To ratify the appointment of Hein & Associates LLP, as our independent public accountants for the fiscal year ending June 30, 2008; and

  4.
  To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on March 24, 2008 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on March 24, 2008 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

CORGENIX MEDICAL CORPORATION
11575 Main Street, Suite 400
Broomfield, CO 80020
(303) 457-4345

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20, 2008

GENERAL INFORMATION

        This Proxy Statement is furnished to you as a holder of outstanding shares of Corgenix Medical Corporation common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix Medical Corporation, for use at the Annual Meeting of Shareholders to be held at our corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado, USA, 80020, on Tuesday, May 20, 2008 at 9:00 a.m. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-KSB for the year ended June 30, 2007 also accompanies this proxy statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about April 1, 2008.

        All Proxies that are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of Corgenix at our executive offices, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

        The close of business on March 24, 2008 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding                shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix, and approximately      shareholders of record. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

        If a shareholder abstains from voting on any matter, we intend to count the abstention as present for purposes of determining whether a quorum is present at the annual meeting for the transaction of business. Additionally, we intend to count broker "non-votes" as present for purposes of determining the presence or absence of a quorum for the transaction of business. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        Abstentions will be treated as a vote against that proposal, but non-votes will not be tabulated for purposes of determining whether a proposal has been approved. Except in the case of non-votes, if a proxy is submitted without designating "FOR," "AGAINST," or "ABSTAIN" for any proposal, the ordinary shares represented by such proxy will be voted FOR such proposal.

        At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

  •
  Election of Directors:  Directors are elected by a plurality of the votes of the shares of common stock entitled to vote on the election and present, in person or by properly executed proxy, at the Annual Meeting.

  •
  Approval of the Amendment to our Articles of Incorporation to Increase Authorized Shares of Common Stock from 100,000,000 to 200,000,000:  The affirmative vote of a majority of the shares of common stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting is required for the approval of the Amendment to Articles of Incorporation to Increase Authorized Shares of Common Stock from 100,000,000 to 200,000,000.

  •
  Ratification of the appointment of Hein & Associates LLP as our independent public accountants for the fiscal year ending June 30, 2008:  To be approved, this matter must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting.

By order of the Board of Directors

CORGENIX MEDICAL CORPORATION

Douglass T. Simpson,
President and Chief Executive Officer
March     , 2008

        YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

i

QUESTIONS AND ANSWERS

1.     Q:    What may I vote on?

  A:
  You may vote on each of the following three proposals:

  1.
  ELECTION OF DIRECTORS

    There are seven nominees for election this year. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

    Your Board unanimously recommends a vote FOR each of these nominees.

    2.
    APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 to 200,000,000

    The Board of Directors believes that it is in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. The Amendment to our Articles of Incorporation to Increase Authorized Shares of Common Stock from 100,000,000 to 200,000,000 is intended to provide this flexibility.

    Your Board unanimously recommends a vote FOR the approval of the Amendment to Our Articles of Incorporation to Increase Authorized Shares of Common Stock from 100,000,000 to 200,000,000.

    3.
    RATIFICATION OF INDEPENDENT AUDITORS

    The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as our independent public accountant for the current fiscal year ending June 30, 2008.

    Your Board unanimously recommends that shareholders vote FOR ratifying the appointment of Hein & Associates LLP as the Company's independent auditors.

2.     Q:    Who is entitled to vote?

  A:
  Shareholders as of the close of business on March 24, 2008 are entitled to vote at the Annual Meeting.

3.     Q:    How do I vote?

  A:
  You may vote either in person, or by proxy. If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the three proposals. You have the right to revoke your proxy at any time before the meeting by:

  (a)
  filing a written notice of revocation with the Corporate Secretary;

  (b)
  voting in person; or

  (c)
  returning a later-dated proxy card.

4.     Q:    How does discretionary authority apply?

  A:
  If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on the proposals and any other matter that may arise at the meeting.

5.     Q:    Is my vote confidential?

  A:
  Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to the Company's transfer agent, Computershare Investor Services, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except to permit Computershare Investor Services to tabulate and certify the vote, and except as required by law.

6.     Q:    What does it mean if I get more than one proxy card?

  A:
  If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Investor Services, at (303) 262-0600.

7.     Q:    How many shares can vote?

  A:
  As of the close of business on the record date,                shares of common stock were issued and outstanding. Every holder of common stock as of the close of business on March 24, 2008, the record date, is entitled to one vote for each share held.

8.     Q:    What is a "quorum?"

  A:
  The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, whether in person or by proxy, constitutes a "quorum" at the annual meeting. There must be a quorum for the meeting to be held.

9.     Q:    Who can attend the Annual Meeting?

  A:
  All shareholders that held shares of Corgenix on March 24, 2008 can attend.

10.   Q:    How will voting on any other business be conducted?

  A:
  Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on such matters at his discretion.

11.   Q:    Can a shareholder nominate someone to be a director of Corgenix?

  A:
  As a shareholder, you may recommend any person as a nominee for director of Corgenix by writing to the Chairman of the Nominating Committee of the Board of Directors, c/o Corgenix Medical Corporation, 11575 Main Street, Suite 400, Broomfield, Colorado 80020.

    We must receive any recommendations by August 18, 2008 for the annual meeting scheduled to be held on Tuesday, December 16, 2008, and said recommendations should include:

    •
    the name, residence and business address of the nominating shareholder and the shareholder's nominee;

    •
    a representation that the nominating shareholder is a record holder of Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

    •
    a representation that the nominating shareholder intends to appear in person or by proxy at the meeting of the shareholders to nominate the individual(s) if the nominations are to be made at a shareholder meeting;

    •
    information regarding each nominee that would be required to be included in a proxy statement, including the nominee's principal occupation or employment, the class and number of shares beneficially owned by the nominee;

    •
    a description of any material interest of the shareholder in the nomination;

    •
    a description of any arrangement or understanding between and among the nominating shareholder and each and every nominee; and

    •
    the written consent of each nominee to serve as a director, if elected.

12.   Q:    Who is soliciting proxies?

  A.
  The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of Corgenix. The cost of the solicitation shall be borne by Corgenix. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task.

13.   Q:    How much did this proxy solicitation cost?

  A:
  The total cost is estimated to be $15,000, which includes estimated out-of-pocket expenses.

GENERAL INFORMATION

        Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders. Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation ("REAADS"). On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS.

        Our principal offices are located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, and our telephone number is (303) 457-4345.

AVAILABLE INFORMATION

        We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning

Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

        Seven individuals have been nominated to be elected at the Annual Meeting to serve as directors until the next annual meeting of the shareholders or until their successors have been elected and qualified. Information about each nominee is given below.

Nominees

LUIS R. LOPEZ, M.D.
Age: 59
Director since May 1998

        Dr. Lopez has served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix from May 1998 until April 2005 when his title was changed to Chief Medical Officer. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American College of Rheumatology (ACR), the International Society of Thrombosis and Hemostasis (ISTH) and the American Heart Association (AHA). Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

DOUGLASS T. SIMPSON
Age: 60
Director since May 1998

        Mr. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998. Mr. Simpson joined Corgenix's operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice President in 1996, to President in February 1998 and then to Chief Executive Officer in April 2005. Prior to joining Corgenix's operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992. From 1984 to 1990 Mr. Simpson was employed by Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development. Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.

ROBERT TUTAG
Age: 66
Director since September 2005

        Mr. Tutag was appointed to the Board in September 2005. Mr. Tutag is currently and since 1990 has been President of Unisource, Inc., a privately held Boulder, Colorado company which identifies and develops niche pharmaceutical products for generic and brand name pharmaceutical companies. From 1964 through 1982, Mr. Tutag was President and Chief Operating Officer of Tutag Corporation. In that capacity, he developed and managed operations of Cord Laboratories, one of the original generic pharmaceutical manufacturing companies, in addition to founding and overseeing Geneva Generics, a generic sales and distribution company, which developed into one of the country's premier companies in its industry. Both Cord Laboratories and Geneva Generics were acquired by Ciba-Geigy Corporation. During that time period, Mr. Tutag also served as a Director of Geneva Generics and as Vice President of Sales and a Director of Tutag Pharmaceuticals, a branded distribution company. From 1983 through 1989, Mr. Tutag was President and Chief Executive Officer of NBR Financial, Inc., a multi-bank holding company in Boulder, Colorado. Since 1977 until the present, Mr. Tutag has also been editor of GMP Trends, Inc., Boulder, Colorado, an informational newsletter that reviews FDA and GMP inspection reports (483's) for the pharmaceutical and medical device industries. Mr. Tutag also served as interim president from 1999-2000 and was a director from 1997-2001 of the Bank of Cherry Creek in Boulder, Colorado. He received a BBA and an MBA from the University of Michigan.

DENNIS WALCZEWSKI
Age: 60
Director since January 2006

        Mr. Walczewski was appointed to the Company's Board of Directors on January 3, 2006 to fill the vacancy created by the resignation of Mr. Jun Sasaki on the same day. Mr. Walczewski's background consists of over 30 years experience in the Diagnostic and Biotechnology industries. Mr. Walczewski has held either management or executive positions in Promega, T-Cell Diagnostics, Endogen and Boehringer Manheim (now Roche). He has been employed by MBL international or MBLI for the previous five years and now is their Chief Executive Officer. Mr. Walczewski holds a BS in Chemistry from Suffolk University and an MBA from Indiana Wesleyan University.

LARRY G. RAU
Age: 62
Director since March 2006

        Mr. Rau was appointed to the Company's Board of Directors on March 27, 2006. Mr. Rau is currently and since 1995 has been President and CEO of Rau Financial Services, a Sioux Falls, South Dakota firm specializing in alternative investments such as 1031 property exchanges, Real Estate, Oil and Gas, and Medical Receivables in addition to stocks and fixed income investments. From 1986 to 1995, Mr. Rau was an investment executive with A.G. Edwards and UBS PaineWebber, and from 1968 to 1986 he worked in pharmaceutical sales and/or marketing for Cutter Labs, Baxter International and Fort Dodge Labs.

C. DAVID KIKUMOTO
Age: 58
Director since March 2006

        Mr. Kikumoto was appointed to the Company's Board of Directors on March 30, 2006. Mr. Kikumoto is the founder and is currently the Chief Executive Officer of Denver Management Advisors, a firm that has assembled leading team of health care cost containment specialists in the Rocky Mountain West, providing cost containment services to large employers, insurers, and healthcare providers. From 1999-2000, Mr. Kikumoto was the President and Vice Chairman at Anthem Blue Cross and Blue Shield, Colorado and Nevada. He led the merger of Blue Cross and Blue Shield to Anthem resulting in the creation of one of the largest private foundations in the State of Colorado. Mr. Kikumoto also provided strategic advice and counsel to the new leadership team and served as a liaison to customers, community leaders and regulators. From 1987 - 1999 Mr. Kikumoto served in several roles at Blue Cross and Blue Shield of Colorado, Nevada and New Mexico. From 1993 - 1999 Mr. Kikumoto was the President and Chief Executive Officer. He directed, developed and created one the first regional Blue Cross and Blue Shield Plans with total membership of 750,000 and annual premium income of $800 million. From 1991 - 1993 he was the Senior Vice President, Chief Marketing Officer. Mr. Kikumoto was responsible for the marketing and sales of health, life, dental and workers' compensation products in a three-state region while concurrently serving as the CEO of several subsidiary companies. During 1987 - 1991 Mr. Kikumoto was the Vice President, Alternative Delivery Systems. In that position he managed health care costs in a three-state region through the development of alternatives to traditional health care models.

STEPHEN P. GOUZE
Age: 56
Director since February 2008

        Mr. Gouze was appointed to the Company's Board of Directors on February 26, 2008 to fill the vacancy created by the resignation from the Board of Charles H. Scoggin, M.D. From 1998 through 2007, Mr. Gouze was President of DiaSorin, Inc., the U.S. subsidiary of a $250 million international diagostic company, DiaSorin, S.p.A., a company focusing on hepatitis, endocrinology and instrumentation. From 1997 to 1998, Mr. Gouze was Vice President, Sales and Marketing of IncSTAR Corporation, the predecessor company of DiaSorin. From 1994 to 1997, Mr. Gouze was Vice President, Sales and Marketing for PathCor, Inc. (Medical Arts Laboratory), an Oklahoma City clinical testing laboratory. From 1989 to 1994, Mr. Gouze was the Director of Marketing of Sanofi Diagnostics Pasteur, a major international diagnostic company focusing on blood viruses, autoimmunity and allergies, and from 1987 to 1989, he was the Marketing Manager of Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), a predecessor division of Sanofi Diagnostics Pasteur. Mr. Gouze received a Bachelor of Science Degree in Medical Technology from the University of Wisconsin.

Votes Required to Elect Directors; Board Recommendation

        Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting. It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if elected. In the event that any nominee is unable to serve, the proxy holder named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF LUIS R. LOPEZ, DOUGLASS T. SIMPSON, DENNIS WALCZEWSKI, ROBERT TUTAG, LARRY RAU, C. DAVID KIKUMOTO
AND STEPHEN P. GOUZE.

BOARD AND COMMITTEES

        Structure and Operation of the Board of Directors:    You should know the following information about the structure of the Board of Directors (the "Board") and its operations:

  •
  Each director serves for a term of one year, until the director resigns, or until the director's successor is duly elected, appointed or seated.

  •
  The Board currently consists of four outside directors (the "Outside Directors"); one director who serves as the representative of one of our Strategic Partners, MBL Corporation; the President and Chief Executive Officer; and the Chief Medical Officer. Each of the seven people nominated for election at the Annual Meeting is currently a director.

  •
  The Board usually meets in scheduled meetings either in person or via conference telephone call. In Corgenix's fiscal year ended June 30, 2007, the Board met and/or took action by consent on twelve occasions. No board member attended fewer than 75% of the meetings of the Board or a committee in the last fiscal year.

Structure and Operation of the Committees:

        The Board has established a standing audit committee, compensation committee, and nominating committee, all of which are chaired by an Outside Director. You should know the following information about the operations of the three committees of the Board:

Audit Committee

        The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because the Company's common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or the NASDAQ regarding the membership of the Company's Audit Committee. However, each of the members of the audit committee is independent as defined in the listing standards for the American Stock Exchange.

        The Board has adopted a written charter for the Audit Committee. The charter may be viewed on the Company's website at www.Corgenix.com.

        The Audit Committee currently consists of three Outside Directors: Messrs. Kikumoto, Tutag and Rau. Mr. William Critchfield, the Senior Vice President and Chief Financial Officer, usually participates in Audit Committee meetings as requested. The Board has determined that Mr. Kikumoto qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the Securities and Exchange Commission and is independent as defined by the American Stock Exchange listing standards.

        The functions of the Audit Committee include:

  •
  making recommendations to the Board regarding the selection of independent auditors,

  •
  reviewing the results and scope of the audit and other services provided by Corgenix's independent auditors, and

  •
  reviewing and evaluating Corgenix's audit and control functions.

        Four Audit Committee meetings were held during the last fiscal year.

Audit Committee Report

        In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the Company's independent auditors, Hein & Associates LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

        The Audit Committee of the Board of Directors of the Company reported the following:

  (1)
  The Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended June 30, 2007, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for auditing those statements;

  (2)
  The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

  (3)
  The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

  (4)
  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.

Audit Committee of Corgenix Medical Corporation

Robert Tutag
Larry G. Rau
C. David Kikumoto

Compensation Committee

        The Compensation Committee currently consists of two Outside Directors, Messrs. Tutag and Kikumoto, and its functions include:

  •
  reviewing and recommending for Board approval compensation for executive officers, and

  •
  making policy decisions concerning salaries and incentive compensation for employees and consultants of Corgenix.

        One Compensation Committee meeting was held during the last fiscal year.

        The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company's website at www.Corgenix.com.

Compensation Committee Report on Executive Compensation

        The Company's executive compensation program is administered by the Compensation Committee of the Board. The Committee recommends the compensation of all executive officers of the Company to the Board. In reviewing the compensation of individual executive officers, the Committee considers the recommendations of management, published compensation surveys and current market conditions.

        Executive Compensation Programs.    The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, payment of group health insurance, automobile allowance and stock option plan.

        Base Salary.    Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other medical device companies. Individual salaries were determined this year by considering respective levels of responsibility, position and industry comparables, etc.

        Bonus Plan.    Bonuses for executive officers are determined based on achievement of pre-established goals related to corporate sales and EBITDA (Earnings before interest, taxes, depreciation and amortization).

        Incentive Compensation Plan.    The 2007 Incentive Compensation Plan is intended to encourage ownership of shares of the Company by employees, directors and consultants of the Company, thereby providing additional incentives for such employees, directors and consultants to promote the success of the business. Options granted to executive officers under the 2007 plan would be either incentive stock options or nonstatutory stock options, and shares may be sold or granted at the discretion of the Board and as reflected in the terms of a written stock option agreement. Restricted stock may also be awarded under the plan. During the fiscal year ended June 30, 2007, the Company granted stock options to purchase 860,000 shares of common stock, which included grants to members of the Board of Directors. These options were granted for the purpose of bringing the beneficial ownership of the Company's Executive Officers more in line and competitive with similar publicly held medical device companies of a similar size to that of the Company.

        Director Compensation.    The outside and independent directors, Messrs. Tutag, Rau, Kikumoto and Gouze, currently receive an annual stock option grant in addition to a cash payment of $500 per board meeting and $250 per board committee meeting for service on the Board. The outside and independent directors also may be reimbursed for certain out-of-pocket expenses in connection with attendance at Board and committee meetings. For fiscal year 2007, the outside and independent directors each received stock options to purchase 40,000 shares, and received cash compensation totaling $5,000 for Board service, with the exception of Mr. Walczewski, who received stock options to purchase 40,000 shares, but received no cash compensation for Board service.

Compensation Committee of Corgenix Medical Corporation

Robert Tutag
C. David Kikumoto

Nominating Committee

        The Nominating Committee, which met once during fiscal year ending 2007, is currently comprised of Mr. Rau. Dr. Scoggin sat on the Nominating Committee until his resignation from the Board on February 26, 2008. Each member of the Nominating Committee is independent as defined by the American Stock Exchange listing standards. The Nominating Committee is responsible for overseeing and evaluating the Board's performance and selecting and evaluating prospective board of director nominees and reviewing all matters pertaining to fees and retainers paid to directors for service on the board of directors or a board committee. The Committee also oversees and provides advice to the Board regarding our corporate governance policies, practices and procedures.

        The Board of directors has adopted a written charter for the Nominating Committee, a copy of which is available on the Company's website at www.Corgenix.com.

        The Nominating Committee will receive, review and evaluate director candidates recommended by shareholders. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Committee in the same manner as candidates which are not proposed by shareholders. While shareholders may propose director nominees at any time, we must receive the required notice (described below) on or before the date set forth in the prior year's annual proxy statement under the heading "Shareholder Proposals" in order to be considered by the Committee in connection with our next annual meeting of shareholders.

        Shareholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Nominating Committee, which identifies the candidate and includes certain information regarding the nominating shareholder and the candidate. Procedures for nomination are discussed above on pages 2 and 3.

        A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Corgenix. The Nominating Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, or specialized skills or experience. The Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

Nominating Committee of Corgenix Medical Corporation

Larry G. Rau

Communication with Security Holders

        We have established a process for security holders to communicate with the board of directors. Security holders wishing to communicate with the board of directors of Corgenix should send an email, write or telephone William Critchfield at the Company's corporate offices:

William Critchfield
Corgenix Medical Corporation
11575 Main Street, Suite 400
Broomfield, Colorado 80020
Telephone: (303) 457-4345
Facsimile: (303) 457-4519
wcritchfield@corgenix.com

        All such communication must state the type and amount of Company securities held by the security holder and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board. Mr. Critchfield will forward all such communication to the members of the board or specific board committee.

Director Attendance at the Annual Meeting

        All members of the board of directors are encouraged, but not required, to attend the annual meeting of shareholders. All of the seven directors that were in office at the time attended the 2006 annual meeting of shareholders, which was the last annual shareholders' meeting held by the Company, held on April 26, 2007.

Code of Ethics

        Corgenix has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions. We have also adopted a code of business conduct which applies to all directors and employees. A copy of the code of ethics and the code of business conduct are available on the Company's website at www.Corgenix.com.

MANAGEMENT

Directors and Executive Officers.

        The following table sets forth certain information with respect to the directors and executive officers of Corgenix as of March 24, 2008:

Name	Age	Position	Director/Officer Since**
Douglass T. Simpson	60	President and Chief Executive Officer, Director	1992
Luis R. Lopez, M.D.	59	Chief Medical Officer and Chairman	1990
William H. Critchfield	62	Senior Vice President, Finance and Administration and Chief Financial Officer	2000
Ann L. Steinbarger	55	Senior Vice President Operations	1996
Taryn G. Reynolds	49	Vice President Facilities and IT	1992
Robert Tutag	66	Director	2005
Dennis Walcewski	60	Director	2006
Larry G. Rau	62	Director	2006
C. David Kikumoto	58	Director	2006
Stephen P. Gouze	56	Director	2008

**
Includes predecessor Company—REAADS Medical Products, Inc.

        Douglass T. Simpson, Mr. Simpson's biographical information is on page 4 of this Proxy Statement.

        Luis R. Lopez, M.D.,    Dr. Lopez's biographical information is on page 4 of this Proxy Statement.

        William H. Critchfield, has been Senior Vice President Finance and Administration and Chief Financial Officer of the Company since April 2005 and was Vice President and Chief Financial Officer from December 2000 to April 2005. Prior to joining Corgenix, Mr. Critchfield was Executive Vice President and Chief Financial Officer of U.S. Medical, Inc., a Denver, Colorado based privately held distributor of new and used capital medical equipment. From May of 1994 through July of 1999, he served as President and Chief Financial Officer of W.L.C. Enterprises, Inc., a retail business holding company. From November 1991 to May 1994, Mr. Critchfield served as Executive Vice President and Chief Financial Officer of Air Methods Corporation, a publicly traded company which is the leading U.S. company in the air medical transportation industry and is the successor company to Cell Technology, Inc., a publicly traded biotechnology company, where he served in a similar capacity from 1987-1991. From 1986 through September 1987 he served as Vice President of Finance and Administration for Biostar Medical Products, Inc., a developer and manufacturer of diagnostic immunoassays. In the past, Mr. Critchfield also served as Vice President of Finance for Nuclear Pharmacy, Inc., formerly a publicly traded company and the world's largest chain of centralized radiopharmacies. Mr. Critchfield is a certified public accountant in Colorado. He graduated magna cum laude from California State University-Northridge with a Bachelor of Science degree in Business Administration and Accounting.

        Ann L. Steinbarger, has been the Senior Vice President, Operations of Corgenix since April 2005 and was the Vice President of Sales and Marketing from May 1998 to April 2005. Ms. Steinbarger joined Corgenix's operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies. Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company. At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions. Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

        Taryn G. Reynolds, has been a Vice President of Corgenix since May 1998. Mr. Reynolds joined Corgenix's operating subsidiary in 1992, serving first as Director of Administration, then as Managing Director, U.S. Operations. He has served as Vice President, Operations and in 1999, became Vice President, Facilities and Information Technology. Prior to joining Corgenix, Mr. Reynolds held executive positions at Brinker International, MJAR Corporation and M&S Incorporated, all Colorado-based property, operational and financial management firms.

        Robert Tutag, Mr. Tutag's biographical information is on page 5 of this Proxy Statement.

        Dennis Walcewski, Mr. Walcewski's biographical information is on page 5 of this Proxy Statement.

        Larry G. Rau, Mr. Rau's biographical information is on page 5 of this Proxy Statement.

        C. David Kikumoto, Mr. Kikumoto's biographical information is on pages 5 and 6 of this Proxy Statement.

        Stephen P. Gouze, Mr. Gouze's biographical information is on page 6 of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the information received and written representations from the persons subject to Section 16(a), we believe that all of the Company's directors and executive officers filed their required reports on a timely basis during the fiscal year ended June 30, 2007.

EXECUTIVE COMPENSATION

        The following table shows how much compensation was paid by Corgenix for the last three fiscal years to our Principal Executive Officer, and the other two most highly compensated Executive Officers, for services rendered during such fiscal years (collectively, the "Named Executive Officers").

Summary Compensation Table

Name and principal position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)			Option Awards ($)(3)		Non-Stock Incentive Plan Comp ($)	All other Comp. ($)(1)		Total ($)

Douglass T. Simpson President, Chief Executive Officer	2007 2006 2005	$ $ $	210,121 180,000 157,826		$19,570 — —	$ $ $	— — —		$ $	95,858 — 45,510	— — —	$ $ $	14,697 14,540 11,970	$ $ $	340,246 194,540 215,306
Dr. Luis R. Lopez Chairman and Chief Medical Officer	2007 2006 2005	$ $ $	184,234 184,572 180,372		$11,742 — —	$ $ $	— — —		$ $	47,762 — 22,200	— — —	$ $ $	19,223 18,289 14,679	$ $ $	262,961 202,861 217,251
William H. Critchfield Senior Vice President Finance and Administration and Chief Financial Officer	2007 2006 2005	$ $ $	179,250 165,000 140,916	$ $	15,656 17,556 —	$ $ $	— 40,000 —	(2)	$ $	67,134 — 27,750	— — —	$ $ $	14,697 14,540 13,677	$ $ $	276,737 237,096 182,343

(1)
We paid each executive officer an automobile allowance of $500 per month in 2007, 2006 and 2005, in addition to paying approximately 90% of each officer's group health insurance premium.

(2)
On February 24, 2006, Mr. Critchfield received a restricted stock award of 100,000 shares and a cash bonus to pay the estimated income taxes on said award of $17,556. The fair market value of the restricted stock at the date of issuance was $0.40.

(3)
Using the Black Scholes valuation of $0.334 per option in fiscal 2007 and $0.222 per option in fiscal 2005.

        The Company has purchased independent survey data concerning compensation paid to officers and directors in the medical device industry, and used this survey to evaluate its of executive compensation. The result of this review was a conclusion that the Company's level of executive compensation is similar to similarly-sized, publicly-held medical device companies. More details can be found in the Notes to Consolidated Financial Statements, Sections (1)(n) and (3)(b), in the Company's Form 10-KSB for the fiscal year ended June 30, 2007, distributed with this Proxy Statement.

Outstanding Equity Awards at Fiscal Year End

	OPTION AWARDS					STOCK AWARDS

Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Weighted Average Option Exercise Price ($/Share)	Option Expiration Dates	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($) (i)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)

Douglass T. Simpson	217,946	353,454	—	$0.370	2/25/08- 8/1/13	—	—	—	—
Dr. Luis R. Lopez	110,846	174,054	—	$0.360	10/1/09- 8/1/13	—	—	—	—
William H. Critchfield	139,333	242,667	—	$0.379	12/6/07- 8/1/13	66,667	$19,333	—	—

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Luis R. Lopez M.D.	—	—	—	—	—	—	—
Douglass T. Simpson	—	—	—	—	—	—	—
Robert Tutag	$5,500	—	$13,360	—	—	—	$18,860
Dennis Walczewski	—	—	$13,360	—	—	—	$13,360
Charles H. Scoggin, M.D.(1)	$4,750	—	$13,360	—	—	—	$18,110
Larry G. Rau	$5,500	—	$13,360	—	—	—	$18,860
C. David Kikumoto	$4,500	—	$13,360	—	—	—	$17,860

*
Using Black-Scholes valuation of $0.334 per option.

(1)
As previously reported on Form 8-K dated February 28, 2008, on February 26, 2008, Dr. Scoggin resigned from the Board, which vacancy was filled by the appointment of Mr. Stephen P. Gouze.

        Our current policy is to pay each independent director $500 per board meeting and $250 per board committee (audit, compensation and nominating) either attended in person or via telephone. In addition, annually each independent director, and Mr. Walczewski, is granted options to purchase 40,000 shares of our common stock at the fair market value at the date of grant and vesting 100% upon grant.

Long-Term Incentive Compensation

        Effective January 1, 1999, we adopted a Stock Compensation Plan to provide executive officers an opportunity to purchase shares of its common stock as a bonus or in lieu of cash compensation for services rendered. No issuance of stock was made under the Stock Compensation Plan to any Named Executive Officer during the three fiscal years ended June 30, 2007.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information concerning option exercises by the Named Executive Officers during the fiscal year ended June 30, 2007 and outstanding options held by the Named Executive Officers as of June 30, 2007:

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Options at FY-End # Exercisable/Unexercisable	Value of In-the-Money Options at FY-End ($) Exercisable/Unexercisable(1)

Douglass T. Simpson	0	0	217,946/353,454	$63,204/102,502
Dr. Luis R. Lopez	0	0	110,846/174,054	$32,145/50,476
William H. Critchfield	0	0	139,333/242,667	$40,407/70,373

(1)
Based on the price of the Company's common stock at June 30, 2007 of $0.29 per share.

Employment and Consulting Agreements

        We entered into employment agreements dated as of June 16, 2005, initially effective until June 16, 2008, and renewable as described below. The current annual salaries are as noted opposite each of their names:

Officer	Current Annual Salary

Douglass T. Simpson—	$200,450 as of July 1, 2007
Dr. Luis R. Lopez—	$180,500 as of July 1, 2007
William H. Critchfield—	$171,000 as of July 1, 2007
Ann L. Steinbarger—	$152,950 as of July 1, 2007
Taryn G. Reynolds—	$117,800 as of July 1, 2007

        Each of the above employment agreements is for continuously renewable terms of three years, provides for severance payments equal to eighteen months salary and benefits if the employment of the officer is terminated without cause (as defined in the respective agreements), and an automobile expense reimbursement of $500 per month.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of Corgenix is currently composed of Messrs. Tutag and Kikumoto, with Mr. Tutag serving as Chairman. No interlocking relationship exists between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of January 18, 2008, certain information regarding the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock (ii) each of our directors, (iii) each executive officer and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Corgenix, 11575 Main Street, Suite 400, Broomfield, CO 80020. Beneficial ownership, for purposes of this table, includes debt convertible into common stock and options and warrants to purchase common stock that are either currently exercisable or convertible or will be exercisable or convertible within 60 days of January 18, 2008.

        The percentage ownership data is based on 25,647,194 shares of our common stock outstanding as of January 18, 2008, in addition to warrants and stock options outstanding and common shares underlying both convertible debt and convertible preferred stock. Under the rules of the SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants or underlying convertible debt that are currently exercisable or convertible, or will become exercisable or convertible, within 60 days of January 18, 2008 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, convertible preferred stock, or convertible promissory note, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned.

	Amount and Nature of Beneficial Owner
Name and Address of Beneficial Owner	Number	Percent of Class
Barron Partners LP(2) c/o Barron Capital Advisors, LLC 730 Fifth Avenue, 9th Floor New York, NY 10019	1,321,464	4.90%
CAMOFI Master LDC(3) 350 Madison Avenue New York, NY 10017	1,347,011	4.99%
Truk Opportunity Fund(3) c/o RAM Capital Resources, LLC One East 52nd Street, Sixth Floor New York, NY 10022	1,347,011	4.99%
Taryn G. Reynolds(1)	965,898	3.63%
Ascendiant Capital Group LLC, Ascendiant Securities LLC(4) 18881 Von Karman Avenue, 16th Floor Irvine, CA 92612	1,347,011	4.99%
Dr. Luis R. Lopez(1)	926,734	3.49%
Douglass T. Simpson(1)	519,853	2.01%
William H. Critchfield(1)	316,333	1.22%
Robert Tutag(1)	210,000	0.81%
Ann L. Steinbarger(1)	165,930	0.64%
Larry G. Rau(1)	112,000	0.43%
Dr. Charles H. Scoggin	90,000	0.35%
David Kikumoto(1)	115,000	0.45%
Dennis Walczewski(1)	60,000	0.23%
Lyman O. Heidtke(5)	5,800,000	18.44%
Medical & Biological Laboratories Co., Ltd.	1,411,978	5.22%
All current directors and current executive officers as a group (10 persons)	3,481,107	11.95%

(1)
Current director or officer.

(2)
Contractual restrictions in the Barron Partners preferred stock purchase agreement and warrants prohibit Barron Partners, L.P. from exercising any warrants or converting any preferred stock if such conversion or exercise would cause it to exceed 4.90% beneficial ownership of Corgenix. Barron Partners holds convertible preferred stock plus warrants to acquire up to 16,407,782 shares of common stock.

(3)
Contractual restrictions in its convertible note, warrants, and purchase agreement with Corgenix prohibit each of CAMOFI and Truk Opportunity Fund from exercising any warrants or converting any debt if such conversion or exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. CAMOFI holds convertible debt and warrants to acquire up to 12,406,535 shares of common stock. Truk Opportunity Fund holds convertible debt and warrants to acquire up to 4,998,595 shares of common stock, without taking into account interest on the debt, which may also be converted into shares of common stock. Michael E. Fein and Stephen E. Saltzstein, as principals of Atoll Asset Management, LLC, the Managing Member of Truk Opportunity Fund, LLC, exercise investment and voting control over the securities owned by Truk Opportunity Fund, LLC. Both Mr. Fein and Mr. Saltzstein disclaim beneficial ownership of the securities owned by Truk Opportunity Fund, LLC.

(4)
For purposes of this calculation, the holdings of Ascendiant Capital Group, LLC have been aggregated with Ascendiant Securities, LLC. Contractual restrictions in the warrants held by the Ascendiant entities prohibit them from exercising any warrants if such exercise would cause either entity to exceed 4.99% beneficial ownership of Corgenix. The Ascendiant entities together hold warrants to acquire up to 3,512,173 shares of common stock.

(5)
Because Lyman O. Heidtke has beneficial ownership of the holdings of Heidtke 401(k) Plan, Lyman O. Heidtke and MidSouth Investor Fund, LP, the holdings of these entities have been aggregated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        There have not been any transactions, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which any director or executive officer of the Company, nominee for election as a director, any five percent security holder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000

        Under our Articles of Incorporation as currently in effect, there are 100,000,000 share of common stock and 5,000,000 shares of preferred stock authorized for issuance. As of March 24, 2008,                shares of common stock were issued and outstanding. As of that date, there were approximately                shares of our common stock reserved for issuance upon the exercise of preferred stock, outstanding options, warrants and the conversion of convertible debt.

        While the Company does not presently have any plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to its proposed increase in the number of available authorized shares, the Company believes its currently-authorized number of shares of common stock may become insufficient to attract key employees, and to facilitate future acquisitions and financings. Therefore, on February 26, 2008, our Board of Directors approved an amendment to Article IV of our Articles of Incorporation to increase the shares of common stock that are authorized for issuance by 100,000,000 shares, bringing the total number of common shares authorized for issuance to 200,000,000. The directors also directed that the amendment be submitted for approval by our shareholders as required by Nevada corporation law. No change will be made to the number of shares of preferred stock that are authorized for issuance. The full text of the proposed amendment to the first paragraph of Article IV of our Articles of Incorporation is as follows:

    "The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is Two Hundred Five Million (205,000,000) shares divided into two (2) classes, of which Two Hundred Million (200,000,000) shares, par value $0.001 per share, shall be designated Common Stock, and Five Million (5,000,000) shares, par value $0.001 per share, shall be designated Preferred Stock. The Board of Directors is expressly vested with the authority to issue the Common Stock and the Preferred Stock from time to time, in one or more classes and in one or more series of any such class, subject to the following provisions:"

        Those additional authorized shares of common stock may also be needed in the future in connection with possible acquisitions of other companies, businesses or assets, in connection with establishing strategic partnerships or other business relationships, or for other corporate purposes.

        The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing shareholders; however, the issuance of a significant amount of common stock facilitated by Proposal Two may in the future adversely affect the price of common stock.

DISSENTERS' RIGHT OF APPRAISAL

        The Nevada Revised Statutes do not provide for appraisal rights in connection with the increase of authorized shares of the Company's capital stock or the proposed amendment of the Articles of Incorporation described in Proposal Two.

Vote Required to Approve the Amendment to Our Articles of Incorporation to Increase Authorized Shares of Common Stock from 100,000,000 to 200,000,000; Board Recommendation

        The affirmative vote of holders of a majority of the issued and outstanding shares of common stock of the Company is required for approval of Proposal Two. As a result, an abstention, broker non-vote, or withheld vote with respect to approval of Proposal Two will be considered to be a negative vote with respect to Proposal Two.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 to 200,000,000

PROPOSAL 3

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Company's principal outside accountant who serves as the Company's auditor and the Company's principal outside accountant for preparation of the Company's Federal and State income tax returns is Hein & Associates LLP.

        The aggregate fees billed by Hein & Associates LLP for each of the last two fiscal years for professional services rendered by the Company's principal accountants are as follows:

	Audit Fees (Includes Form QSB Reviews & Consents)	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal year ended June 30, 2006	$83,225	$0	$5,620	$0
Fiscal year ended June 30, 2007	$119,310	$0	$8,395	$0

        The Company's Audit Committee (the "Committee") is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de-minimus non-audit services may instead be approved in accordance with applicable SEC rules.

        The Audit Committee of the Board of Directors recommended, and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as the Company's independent public accountant for the current fiscal year ending June 30, 2008. Hein & Associates LLP served as the principal independent public accounting firm utilized by us for the fiscal year ended June 30, 2007. We anticipate that a representative of Hein & Associates LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Hein & Associates LLP will be afforded an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

Votes Required to Ratify Accountants; Board Recommendation

        Ratification of Hein & Associates LLP's appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFYING THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

SHAREHOLDER PROPOSALS

        No shareholder proposals were received by Corgenix for inclusion in this year's Proxy Statement. If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next annual meeting of shareholders, currently scheduled to be held on December 16, 2008, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, no later than August 18, 2008.

ANNUAL REPORT

        Together with this Proxy Statement, the Company has distributed to each of our shareholders our Annual Report on Form 10-KSB for the year ended June 30, 2007, which includes the consolidated financial statements of the Company. If you have not received a copy of our Form 10-KSB for the year ended June 30, 2007 we will send you a copy, without charge, upon written request to the Company at the address below. The Annual Report on Form 10-KSB includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits themselves. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing the exhibits will be your responsibility. Please write to:

Corgenix Medical Corporation
11575 Main Street, Suite 400
Broomfield, Colorado 80020
Attention: William H. Critchfield

        In addition, the Securities and Exchange Commission maintains an internet site at: http://www.sec.gov that contains information filed with them.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
Annual Meeting Proxy Card
PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A	Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.
1.	ELECTION OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED:

		For	Withhold		For	Withhold		For	Withhold
	01 - Dr. Luis R. Lopez	☐	☐	02 - Douglass T. Simpson	☐	☐	03 - C. David Kikumoto	☐	☐
	04 - Robert Tutag	☐	☐	05 - Larry G. Rau	☐	☐	06 - Dennis Walczewski	☐	☐
	07 - Stephen P. Gouze	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000.	☐	☐	☐	3.	RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2008.	☐	☐	☐
B	Non-Voting Items
Change of Address—Please print new address below.

C	Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below
Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation's or partnership's signature must be by a duly-authorized officer of the corporation or partner of the partnership.
Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.

/ /

[GRAPHIC]	C 1234567890 J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
	1 U PX 0 1 7 0 7 3 1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
<STOCK#> 00V33A

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy—CORGENIX MEDICAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This undersigned hereby appoints Douglass T. Simpson, President and Chief Executive Officer, as proxy with the power to appoint his substitutes and hereby authorizes him to represent and vote, as designated below, all of the shares of stock of Corgenix Medical Corporation held by the undersigned as of March 24, 2008 at the Annual Meeting of Shareholders to be held on May 20, 2008 at 9 A.M. Mountain Time at 11575 Main Street, Suite 400, Broomfield, Colorado 80020, or any adjournment thereof, with like effect as if the undersigned were personally present and voting upon the matters stated on the reverse side.

THIS PROXY IS REVOCABLE WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO CORGENIX MEDICAL CORPORATION, 11575 MAIN STREET, SUITE 400, BROOMFIELD, COLORADO 80020. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.

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